                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 28, 2003

                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                           dated as of October 1, 2003
                          providing for the issuance of

                                  $406,068,274

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2003-S12

   Delaware                       333-77026                     94-2528990

(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)             Identification Number)
 Incorporation)

                           1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (206) 377-8555

Item 7. Financial Statements and Exhibits.

The following exhibit is filed herewith:

     7.1 Pooling and Servicing Agreement by and among Washington Mutual Mortgage Securities Corp., as Depositor and Master Servicer, U.S. Bank National Association, as Trustee, and Christiana Bank & Trust Company, as Delaware Trustee, dated as of October 1, 2003.

     The definition of Class C-Y Principal Reduction Amounts, included as Appendix 1 to the Pooling and Servicing Agreement, and the Mortgage Loan Schedule, included as Exhibit D to the Pooling and Servicing Agreement, has been intentionally omitted from this filing. Copies may be obtained from Washington Mutual Mortgage Securities Corp. or U.S. Bank National Association by contacting, in the case of Washington Mutual Mortgage Securities Corp.,

               Laura Kelsey
               Master Servicing Department
               Washington Mutual Mortgage Securities Corp.
               75 N. Fairway Drive, VHF2A01
               Vernon Hills, IL 60061
               Telephone: (847) 393-5198
               Facsimile: (847) 549-2997

          in the case of U.S. Bank National Association,

               Clare M. O'Brien
               Corporate Trust Services
               U.S. Bank National Association
               One Federal Street
               Boston, MA 02110
               Telephone: (617) 603-6402
               Facsimile: (617) 603-6637

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2003

                                        WASHINGTON MUTUAL MORTGAGE SECURITIES
                                        CORP.
                                        (Registrant)


                                        By: /s/ David H. Zielke
                                            ------------------------------------
                                            David H. Zielke
                                            First Vice President and Counsel
                                            (Authorized Officer)


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                            STATEMENT OF DIFFERENCES
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